UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 17, 2010


                         Commission file number: 1-10024

                             BKF CAPITAL GROUP INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                               Delaware 36-0767530
                ------------------------------ ------------------
                State or other jurisdiction of (I.R.S. Employer
               incorporation or organization Identification No.)


              225 N.E. Mizner, Suite 400 Boca Raton, Florida 33432
             ------------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)


                                 (561) 362-4199
               --------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On December 17, 2010, the registrant purchased 1,500,000 shares of Qualstar Corporation ("Qualstar") common stock in a privately negotiated transaction at the price of $1.55 per share or the total aggregate amount of $2,325,000. The registrant purchased the Qualstar shares from Richard A. Nelson and Kathleen R. Nelson as Co-Trustees of the Nelson Family Trust U/A DTD 01/19/2000. Richard A. Nelson is an officer and director of Qualstar. Following the acquisition, the registrant is the owner of approximately 12.2% of issued and outstanding shares of Qualstar.

     Qualstar is a diversified electronics manufacturer specializing in data storage, power supplies and computer pointing devices. Qualstar's products are known throughout the world for high quality and Simply Reliable designs that provide years of trouble-free service. The securities of Qualstar are traded on NASDAQ under the symbol "QBAK."


Section 8 - Other Events

Item 8.01 Other Events

      On July 19, 2010 the Board of Directors of the registrant renewed its share repurchase plan, authorizing the registrant to repurchase up to 1 million shares of its outstanding common stock, $1 par value, over the twelve month period July 19, 2009 through July 18, 2010 (the "2010 Repurchase Plan"). On December 12, 2010, the registrant purchased 239,640 shares at an price of $1.18 per share. As of December 21, 2010, the registrant purchased an aggregate amount of 526,623 shares of its common stock under the 2010 Repurchase Plan.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, BKF Capital Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 21, 2010


                                           BKF CAPITAL GROUP, INC.
                                           (Registrant)



                                       By: /s/ STEVEN N. BRONSON
                                           ----------------------------
                                           Steven N. Bronson, President